UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023 (July 1, 2023)

THE COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-36094	52-1652138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3035 Leonardtown Road, Waldorf, Maryland 20601

(Address of principal executive offices) (Zip Code)

(301) 645-5601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCFC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 14, 2022 (the “Merger Agreement”), by and between The Community Financial Corporation (“TCFC”), a Maryland corporation, and Shore Bancshares, Inc., a Maryland corporation (“SHBI”).

Effective July 1, 2023 (the “Closing Date”), TCFC completed its merger of equals with SHBI pursuant to the terms of the Merger Agreement. At the effective time of the Merger (the “Effective Time”), TCFC was merged with and into SHBI, with SHBI as the surviving corporation, which was promptly followed by the merger of TCFC’s wholly-owned bank subsidiary, Community Bank of the Chesapeake, a Maryland-chartered commercial bank (“CBC”), with and into Shore United Bank, N.A. (“Shore United”), which is the wholly-owned subsidiary of SHBI, with Shore United as the surviving bank.

Pursuant to the terms of the Merger Agreement, each share of TCFC common stock, par value $0.01 per share (“TCFC Common Stock”), outstanding immediately prior to the Effective Time was converted into 2.3287 shares (the “Exchange Ratio”) of SHBI common stock, par value $0.01 per share (“SHBI Common Stock”), with an amount in cash, without interest, to be paid in lieu of fractional shares (the “Merger Consideration”).

At the Effective Time, and pursuant to the Merger Agreement, (i) each award in respect of a share of TCFC Common Stock subject to vesting, repurchase or other lapse restriction (a “TCFC Restricted Stock Award”) that was outstanding immediately prior to the Effective Time was automatically converted into a restricted stock award (a “SHBI Restricted Stock Award”) in respect of that number of shares of SHBI Common Stock, equal to the product of the total number of shares of TCFC Common Stock subject to the TCFC Restricted Stock Award multiplied by the Exchange Ratio; (ii) each time-vesting restricted stock unit award in respect of a share of TCFC Common Stock (a “TCFC RSU Award”) that was outstanding immediately prior to the Effective Time was automatically converted into a time-vesting restricted stock unit award (a “SHBI RSU Award”) in respect of that number of shares of SHBI Common Stock, equal to the product of the total number of shares of TCFC Common Stock subject to the TCFC RSU Award multiplied by the Exchange Ratio; and (iii) each performance-vesting restricted stock unit award in respect of a share of TCFC Common Stock (a “TCFC PSU Award”) that was outstanding immediately prior to the Effective Time was automatically converted into a SHBI RSU Award in respect of that number of shares of SHBI Common Stock equal to the product of the total number of shares of TCFC Common Stock subject to the TCFC PSU Award multiplied by the Exchange Ratio. The number of shares of TCFC Common Stock subject to a TCFC PSU Award immediately prior to the Effective Time was determined assuming performance goals were satisfied based on target performance. Each outstanding share of SHBI Common Stock remained outstanding and was unaffected by the Merger.

The total aggregate consideration delivered to holders of TCFC Common Stock was approximately 13,296,910 shares of SHBI Common Stock. The issuance of shares of SHBI Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Registration Statement on Form S-4 (File No. 333-271273) initially filed by SHBI with the Securities and Exchange Commission (the “SEC”) on April 14, 2023 and declared effective on May 8, 2023 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to TCFC’s Current Report on Form 8-K filed with the SEC on December 14, 2022, and incorporated into this Item 2.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, TCFC notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had closed and requested that Nasdaq (i) suspend trading of TCFC Common Stock after the close of trading on June 30, 2023 (ii) withdraw TCFC Common Stock from listing on Nasdaq prior to the opening of trading on July3, 2023, and (iii) file with the SEC a notification on Form 25 of delisting of TCFC Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, TCFC Common Stock is no longer listed on Nasdaq.

Additionally, SHBI, as successor to TCFC, intends to file with the SEC as promptly as possible a certification on Form 15 requesting the termination of registration of TCFC Common Stock under Section 12(g) of the Exchange Act and the suspension of TCFC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

At the Effective Time, each holder of a certificate or book-entry share representing any shares of TCFC Common Stock ceased to have any rights with respect thereto, except the right to receive the Merger Consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth in the Introductory Note, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms of the Merger Agreement, each of TCFC’s directors and executive officers ceased serving in such capacities and SHBI expanded the size of its board of directors to twenty (20) directors. As previously disclosed, the eight directors designated by TCFC pursuant to the Merger Agreement, each of whom previously served as a member of the board of directors of TCFC and CBC, and were appointed by the SHBI Board and the Shore United Board, in each case effective as of the Effective Time, are as follows: Mary Todd Peterson, Rebecca M. McDonald to Class I, Michael B. Adams, James M. Burke, Austin J. Slater, Jr., Louis P. Jenkins, Jr. to Class II and Joseph V. Stone, Jr. and E. Lawrence Sanders, III to Class III.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Amended and Restated Articles of Incorporation of TCFC and the Amended and Restated Bylaws of TCFC ceased to be in effect by operation of law. The Amended and Restated Articles of Incorporation of SHBI and the Amended and Restated Bylaws of SHBI, as in effect immediately prior to the Effective Time, remained the Amended and Restated Articles of Incorporation of SHBI (as successor to TCFC by operation of law) and the Amended and Restated Bylaws of SHBI, as amended, in each case consistent with the terms of the Merger Agreement.

In connection with the consummation of the Merger, SHBI filed Articles of Amendment with the Maryland State Department of Assessments and Taxation for the purposes of amending its Amended and Restated Articles of Incorporation to increase the number of authorized shares of SHBI Common Stock from 35,000,000 to 50,000,000 (the “Articles of Amendment”). The Articles of Amendment became effective on July 1, 2023, immediately prior to the Effective Time.

Effective immediately prior to the Effective Time, SHBI’s Amended and Restated By-Laws were amended to provide for the position of Vice Chairman of the SHBI Board and set forth the duties and responsibilities of the Vice Chairman of the SHBI Board.

The foregoing descriptions of the Amended and Restated Articles of Incorporation of SHBI, the Articles of Amendment of SHBI and SHBI’s Amended and Restated By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Articles, Articles of Amendment and Second Amended and Restated By-Laws, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report and incorporated into this Item 5.03 by reference.

The information set forth in the Introductory Note of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On July 3, 2023, SHBI and TCFC issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 14, 2022, by and between Shore Bancshares, Inc. and The Community Financial Corporation (incorporated by reference to Exhibit 2.1 to TCFC’s Form 8-K filed with the SEC on December 14, 2022)

3.1	Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 of the Shore Bancshares, Inc.’s Form 8-K filed on December 14, 2000)

3.2	Articles of Amendment of the Amended and Restated Articles of Incorporation of Shore Bancshares, Inc., effective as of July 1, 2023

3.3	Second Amended and Restated By-Laws of Shore Bancshares, Inc., dated July 1, 2023

99.1	Joint Press release, dated July 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.
(as successor by merger to The Community Financial Corporation)

Date: July 3, 2023	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer